UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): December 13, 2016

Torchlight Energy Resources, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-36247	74-3237581
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

5700 W. Plano Parkway, Suite 3600
Plano, Texas 75093

(Address of principal executive offices)

Telephone – (214) 432-8002

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 3.02 Unregistered Sales of Equity Securities.

On December 13, 2016, we sold a total of 3,750,000 shares of common stock to investors in a private placement offering for aggregate cash consideration of $3,000,000. These investors were composed of predominantly existing stockholders of the company. There were no broker-dealers involved in the transaction and no commissions were paid. We intend to use proceeds from the offering for general corporate purposes.

The securities in the offering were issued under the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933 and the rules and regulations promulgated thereunder, including Regulation D. The issuance of securities did not involve a “public offering” based upon the following factors: (i) the issuance of the securities was an isolated private transaction; (ii) a limited number of securities was issued to a limited number of purchasers; (iii) there were no public solicitations; (iv) each purchaser represented that it was an “accredited investor”; (v) the investment intent of the purchasers; and (vi) the restriction on transferability of the securities issued.

Item 4.01 Changes in Registrant’s Certifying Accountant

(a)	Resignation of Previous Independent Registered Public Accounting Firm.

On December 15, 2016, Calvetti Ferguson (“Calvetti”) resigned as our independent registered public accounting firm. Calvetti informed us that its resignation was in connection with its recently adopted business decision to discontinue auditing all public company clients that file Form 10-K’s.

Neither of Calvetti’s reports on the financial statements for the past two fiscal years contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles, except that the reports for the fiscal years ended December 31, 2015 and December 31, 2014 contained an explanatory paragraph with respect to the uncertainty about our ability to continue as a going concern.

During our two most recent fiscal years or any subsequent interim period preceding the resignation of Calvetti, there have been no disagreements with Calvetti on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Calvetti, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

During our two most recent fiscal years or any subsequent interim period preceding the resignation of Calvetti, none of the kinds of events listed in paragraphs (a)(1)(v) (A) through (D) of Item 304 of Regulation S-K occurred while Calvetti was engaged.

We previously provided Calvetti a copy of this current report on Form 8-K and requested that it furnish us with a letter addressed to the Securities and Exchange Commission stating whether or not Calvetti agrees with the above statements. We have received the requested letter from Calvetti stating that they agree, a copy of which is filed as Exhibit 16.1 to this report.

We are presently interviewing new independent registered public accounting firms and anticipate engaging a new firm shortly. The change in our independent registered public accounting firm will not prevent us from timely filing our annual report on Form 10-K for the year ending December 31, 2016.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

No.	Exhibit

16.1	Letter from Calvetti Ferguson to the Securities and Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Torchlight Energy Resources, Inc.

Date: December 19, 2016	By: /s/ John A. Brda
John A. Brda
President

3